SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 13, 1998
                Date of Report (Date of earliest event reported)


                            FRISBY TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                                           62-1411534
(State or other jurisdiction                          (IRS Employer
          of incorporation)                            Identification Number)


                               77 East Main Street
                                   Suite 2000
                            Bay Shore, New York 11706


                                 (516) 969-8570
              (Registrant's telephone number, including area code)


                                Page 1 of 4 Pages
                         Exhibit Index Appears at Page 2


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     Item 5. Other Events

     Frisby Technologies, Inc. (the "Company") announced on October 13, 1998 that it reached agreement with Triangle Research and Development Corporation ("TRDC"), the inventor of the Company's patented and proprietary thermal management technology, which will reduce royalties payable to TRDC and which assigns to the Company TRDC's rights in a license between TRDC and another party.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).


     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

     99.01 Press Release dated October 13, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRISBY TECHNOLOGIES, INC.


Date:  October 15, 1998

                                      By:__________________________________
                                         Name:  Gregory S. Frisby
                                         Title: President and Chief
                                                  Executive Officer